UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934

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Filed by a Party other than the Registrant ☐

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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Sec.240.14a-11(c) or Sec.240.14a-12

Clean Coal Technologies, Inc.
(Name of Registrant as Specified in Charter)

                                   n/a
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CLEAN COAL TECHNOLOGIES, INC.
295 Madison Avenue, 12th Floor
New York, NY 10017

December 24, 2014

To Our Stockholders:

You are cordially invited to join the Special Meeting of Stockholders (the “Special Meeting”) of Clean Coal Technologies, Inc. (the “Company”) to be held at 295 Madison Avenue, 12th Floor, New York, NY 10017, on Monday, January 5, 2015 at 10:00 a.m., Eastern Standard Time. For directions to attend the meeting and vote in person, please visit our proxy website at https://www.proxyvote.com or call 1-800-690-6903.

At the Special Meeting, stockholders will be asked to consider and vote on an important proposal to amend the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), to increase the number of authorized shares of Company common stock available for issuance from 45,000,000 shares to 150,000,000 shares, and, if necessary authorize the adjournment of the Special Meeting. The attached Notice of the Special Meeting and Proxy Statement describe these proposals in greater detail. No other formal business will be conducted at the Special Meeting. Directors and officers of the Company will be present at the Special Meeting to respond to any questions that you may have regarding the business to be transacted.

The Board of Directors of the Company has determined that the proposals to be presented to the stockholders for their consideration at the Special Meeting are in the best interests of the Company and its stockholders, and unanimously recommends that you  vote (1) “FOR” the amendment to the Company’s Articles of Incorporation to increase the authorized shares of Company common stock and (2) “FOR” the adjournment of the Special Meeting, if necessary, for the reasons set forth in the accompanying Proxy Statement. The Company encourages stockholders to read the accompanying Proxy Statement carefully because it explains the proposals and other related matters. Stockholders can also obtain other information about the Company from documents that have been filed with the Securities and Exchange Commission.

Your vote is important. The proposal to amend the Articles of Incorporation to increase the authorized shares of common stock cannot be approved unless holders of a majority of the shares of our common stock entitled to vote approves this proposal. If stockholders fail to vote their shares of common stock, it will have the same effect as a vote against this proposal. Therefore, whether you own relatively few or a large number of shares of our stock, it is important that your shares be represented and voted at the Special Meeting. If you are not attending the Special Meeting in person, you are urged to vote via the Internet, by telephone, or by signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope. Your cooperation is appreciated since a majority of the votes entitled to be cast must be represented, either in person or by proxy, to constitute a quorum for the transaction of business at the Special Meeting and approve the proposal.

On behalf of the Board of Directors and all of the employees of Clean Coal Technologies, Inc., we thank you for your continued support.

Best Regards,

 /s/ Robin Eves
Robin Eves, President and Chief Executive Officer
New York, New York

CLEAN COAL TECHNOLOGIES, INC.
295 Madison Avenue, 12th Floor
New York, NY 10017

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD JANUARY 5, 2015

NOTICE IS HEREBY GIVEN that the Special Meeting of the Stockholders (“Special Meeting”) of Clean Coal Technologies, Inc. (the “Company”) will be held at 295 Madison Avenue, 12th Floor,  New York, NY 10017, on January 5, 2015 at 10:00 a.m., Eastern Standard Time, to vote on the following proposals:

1.
To approve an amendment to the Articles of Incorporation, as amended, of Clean Coal Technologies, Inc. to increase the number of authorized shares of common stock from 45,000,000 shares to 150,000,000 shares; and

2.
To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve the other matter to be voted upon at the Special Meeting.

The foregoing proposals are described in more detail in the accompanying Proxy Statement. No other business will be considered and voted upon at the Special Meeting.

The Board of Directors of the Company has determined that the proposals to be presented to the stockholders for their consideration at the Special Meeting are in the best interests of the Company and its stockholders, and unanimously recommends and urges you to (1) vote “FOR” the amendment to the Company’s Articles of Incorporation, as amended, to increase the authorized shares of Company common stock and (2) “FOR” the adjournment of the Special Meeting, if necessary, for the reasons set forth in the Proxy Statement.

The Board of Directors has fixed November 6,  2014 as the record date for determination of stockholders entitled to receive notice of and to vote at the Special Meeting and any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Special Meeting or at any such adjournment.  Your Vote Is Important. Whether you own relatively few or a large number of shares of our stock, it is important that your shares be represented and voted at the Special Meeting.

This notice and the accompanying Proxy Statement are being mailed to our stockholders on or about December 26, 2014.

By Order of the Board of Directors, /s/ Aiden Neary Aiden Neary Corporate Secretary Clean Coal Technologies Inc, 295 Madison Avenue, 12th Floor New York, NY 10017 December 24, 2014

IMPORTANT: Whether or not you expect to attend the Special Meeting, we urge you to vote your proxy at your earliest convenience via the Internet, by telephone or mail by using the enclosed postage-paid reply envelope. This will ensure the presence of a quorum at the Special Meeting and will save us the expense of additional solicitation. Submitting your proxy will not prevent you from voting your shares in person at the Special Meeting if you desire to do so. Your proxy is revocable at your option in the manner described in the Proxy Statement.

If you would like to vote in person at the Special Meeting and would like to obtain directions to the Special Meeting, please contact Aiden Neary, Clean Coal Technologies, Inc., 295 Madison Avenue, 12th Floor, New York, NY 10017 at (646) 727-4847. All persons attending the Special Meeting must present photo identification.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see below).

We encourage you to carefully review all of the important information contained in the proxy materials before voting.

CLEAN COAL TECHNOLOGIES, INC.
295 Madison Avenue, 12th Floor
New York, NY 10017

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDER
TO BE HELD ON MONDAY, JANUARY 5, 2015

This proxy statement is furnished to stockholders of Clean Coal Technologies, Inc. (the “Company,” “we,” “us” or “our”) in connection with the solicitation of proxies by the Board of Directors (the “Board”), to be voted at the Special Meeting of the Stockholders (the “Special Meeting”) to be held at 295 Madison Avenue, 12th Floor, New York, 10017, on Monday, January 5, 2015 at 10:00 a.m., Eastern Standard Time, for the purposes set forth in the attached Notice of Special Meeting of Stockholders (the “Notice”) and in this Proxy Statement.  This Proxy Statement and the proxies solicited hereby are being first sent or delivered to stockholders of the Company on or about December 26, 2014.

Questions and Answers about these Proxy Materials and the Special Meeting

Question: Why am I receiving these materials?

Answer:    Our Board is providing these proxy materials to you in connection with the Special Meeting, to be held on January 5, 2015. As a stockholder of record as of November 6, 2014 (the “Record Date”), you are invited to attend the Special Meeting, and are entitled to and requested to vote on the items of business described in this Proxy Statement. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting.

Question: Where and when will the Special Meeting be held?

Answer:    The Special Meeting will be held at Clean Coal Technologies Inc, 295 Madison Avenue, 12th Floor, New York, NY 10017, on Monday, January 5, 2015 at 10:00 a.m., Eastern Standard Time.

Question: What am I voting on?

Answer:    You are voting on the following matters:

Proposal 1: To approve an amendment to the Articles of Incorporation, as amended, of Clean Coal Technologies, Inc. to increase the number of authorized shares of common stock from 45,000,000 shares to 150,000,000 shares; and

Proposal 2: To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.

Question: Could other matters be considered and voted upon at the Special Meeting?

Answer:     No. The only matters that will be presented for consideration and vote of stockholders will be Proposal 1 and Proposal 2.

Question: Who is soliciting my vote pursuant to this Proxy Statement?

Answer:    Our Board and our executive officers are soliciting your vote at the Special Meeting. By providing your proxy for the shares you own, you are authorizing the proxy holder to vote your shares at the Special Meeting as you have instructed.

Question: How does our Board of Directors recommend that I vote?

Answer:    Our Board recommends that stockholders vote their shares as follows:

·	“FOR” the amendment to the Company’s Articles of Incorporation, as amended, to increase the authorized shares of Company common stock; and

·	“FOR” the adjournment of the Special Meeting, if necessary, for the reasons set forth in the Proxy Statement.

Question: How many shares are eligible to be voted?

Answer:    As of the Record Date, we had 40,390,999 shares of common stock issued and outstanding. Each outstanding share of our common stock will entitle its holder to one vote on each of Proposal 1 and Proposal 2.

Question: How many votes may I cast?

Answer:    Each holder of common stock is entitled to one vote, in person or by proxy, for each share of our common stock held of record on the Record Date.

Question: How many votes are required to hold the Special Meeting and what are the voting procedures?

Answer:    Quorum Requirement:  As of the Record Date, 40,390,999 shares of the Company’s common stock were issued and outstanding. A majority of the votes entitled to be cast at the Special Meeting, present or represented by proxy, constitutes a quorum for the purpose of adopting proposals at the Special Meeting.  If you submit a properly executed proxy, then you will be considered part of the quorum.

Required Votes:    Each outstanding share of our common stock is entitled to one vote on each proposal presented to stockholders at the Special Meeting. If there is a quorum at the Special Meeting, the matters to be voted upon by the stockholders require the following votes for such matter to be approved:

·
Increase in Authorized Shares.  The affirmative vote of holders of a majority of the shares of common stock present or represented by the proxy and entitled to vote is required to approve the amendment to the Articles of Incorporation, as amended, to increase our outstanding shares of common stock from 45,000,000 to 150,000,000 shares.

·
Adjournment of the Special Meeting. If the votes cast in favor exceeds the votes cast against the proposal, then the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation of additional proxies will be approved.

If a broker indicates on its proxy that it submits to the Company that the broker does not have authority to vote certain shares held in “street name,” the shares not voted are referred to as “broker non-votes.” Broker non-votes occur when brokers, banks or other nominees do not have discretionary voting authority to vote certain shares held in “street name” on particular proposals under the rules of the New York Stock Exchange, and the “beneficial owner” of those shares has not instructed the broker how to vote on those proposals.

If you are a beneficial owner, your broker, bank or other nominee is permitted to vote your shares for or against “routine” matters even if the holder does not receive voting instructions from you. Brokers are not permitted to exercise discretionary voting authority to vote your shares for or against “non-routine” matters. All of the matters on which stockholders will be asked to vote on at the Special Meeting are “non-routine” matters. This means that if you do not vote the shares held in your name, your shares will not be voted. (See the Question and Answer below “How may I cast my vote?”)

Abstentions and broker non-votes will be counted for determining whether a quorum has been reached.  Abstentions and broker non-votes will have the effect of a vote against Proposal 1, but will have no effect on Proposal 2.

Question: How may I cast my vote?

Answer:    If you are the stockholder of record, you may vote by one of the following four methods (as instructed on the enclosed proxy card):

·	in person at the Special Meeting;
·	via the Internet;
·	by telephone; or
·	by mail.

If you would like to vote in person at the Special Meeting and would like to obtain directions to the Special Meeting, please contact Aiden Neary, Clean Coal Technologies, Inc., 295 Madison Avenue, 12th Floor, New York, NY 10017 at (646) 727- 4847.

If you elect to vote by mail and you received a printed proxy card, please mark, sign, date and mail the proxy card you received from us in the return envelope. If you did not receive a printed proxy card and wish to vote by mail, you may do so by requesting a paper copy of the proxy materials (as described below), which will include a proxy card.

Whichever method of voting you use, the proxies identified on the proxy card will vote the shares of which you are the stockholder of record in accordance with your instructions. If you submit a proxy card properly voted and returned through one of the available channels without giving specific voting instructions, then the shares represented by such returned proxies will be voted as recommended by our Board.

If your shares are registered directly in your name with our transfer agent, Worldwide Stock Transfer Company, you are considered, with respect to those shares, the “stockholder of record” for purposes of voting your shares.  However, if you own your shares in “street name,” that is, through a brokerage account or in another nominee form, you must provide instructions to the broker or nominee as to how your shares should be voted. Your broker or nominee will usually provide you with the appropriate instruction forms at the time you receive this Proxy Statement. If you own your shares in this manner, you cannot vote in person at the Special Meeting unless you receive a proxy to do so from the broker or the nominee or you bring the proxy to our Special Meeting.

Question: How may I cast my vote over the Internet or by telephone?

Answer:    Voting over the Internet:    If you are a stockholder of record, you may use the Internet to transmit your vote up until 11:59 p.m., Eastern Standard Time, January 4, 2015.  Visit www.proxyvote.com and have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

Voting by Telephone:    If you are a stockholder of record, you may call 1-800-690-6903 and use any touch-tone telephone to transmit your vote up until 11:59 p.m., Eastern Standard Time, January 4, 2015. Have your proxy card in hand when you call and then follow the instructions.

If you hold your shares in “street name,” that is through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether telephone or Internet voting options are available.

Question: How may I revoke or change my vote?

Answer:    If you are the record owner of your shares, and you completed and submitted the proxy card, you may revoke your proxy at any time before it is voted at the Special Meeting by:

·	submitting a new proxy card with a later date;
·	delivering written notice to our Secretary on or before January 4, 2015, stating that you are revoking your proxy;
·	attending the Special Meeting and voting your shares in person; or
·
if you are a record owner of your shares and you submitted your proxy by telephone or via the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be.

Please note that attendance at the Special Meeting will not, in itself, constitute revocation of your proxy.

If you own your shares in “street name,” you may later revoke your voting instructions by informing the bank, broker or other holder of record in accordance with that entity’s procedures.

Question: Who is paying for the costs of this proxy solicitation?

Answer:    We will bear the cost of preparing, printing and mailing the materials in connection with this solicitation of proxies. In addition to mailing these materials, directors and officers of our company may, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile or electronic communication.

Question: Who will count the votes?

Answer:    Broadridge Financial Solutions, Inc., our inspector of elections for the Special Meeting, will receive and tabulate the ballots and voting instruction forms.

Question: What happens if the Special Meeting is postponed or adjourned?

Answer: Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy at any time until it is voted. (See the Question and Answer above “How may I revoke or change my vote?”)

Question: What does it mean if I get more than one proxy card or voting instruction card?

Answer: If your shares are registered differently or are held in more than one account, you will receive more than one proxy or voting instruction card. Please complete and return all of the proxy cards or voting instruction cards you receive (or submit each of your proxies by via the Internet or by telephone) to ensure that all of your shares are voted.

Question: What is householding and how does it affect me?

Answer: The Securities and Exchange Commission (“SEC”) permits companies to send a single set of proxy materials to any household at which two or more stockholders reside, unless contrary instructions have been received, but only if the applicable company provides advance notice and follows certain procedures. In such cases, each stockholder continues to receive a separate notice of the meeting and proxy card. Certain brokerage firms may have instituted householding for beneficial owners of common stock held through brokerage firms. If your family has multiple accounts holding common stock, you may have already received householding notification from your broker. Please contact your broker directly if you have any questions or require additional copies of this proxy statement. The broker will arrange for delivery of a separate copy of this proxy statement promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies.

Question: How can I contact the Company to request materials or information referred to in these Questions and Answers?

Answer:  By mail addressed to: Clean Coal Technologies, Inc., 295 Madison Avenue, 12th Floor, New York, NY 10017, Attn: Aiden Neary.

By telephone: (646) 727-4847
Email: info@cleancoaltechnologiesinc.com.

PROPOSAL NO. 1
ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES

We are asking you to approve an amendment (“Proposed Amendment”) to our Articles of Incorporation, as amended (“Articles of Incorporation”), to increase the number of authorized shares of common stock. Under our Articles of Incorporation, we are currently authorized to issue 45,000,000, shares of common stock to 150,000,000, par value $0.00001 per share. The number of shares of common stock outstanding as of November 6, 2014, was 40,390,999. In addition, the Company has reserved for future issuance 4,350,000 shares of common stock for outstanding convertible notes, which leaves 259,001 authorized shares of common stock that remain available for issuance by the Company.  The Board believes the current capital structure is inadequate for our present and future capital raising needs and that additional authorized shares are necessary to satisfy outstanding convertible notes, as well as to be available if additional convertible notes or other securities are issued in the future.  Therefore, the Board recommends that the stockholders approve the amendment to our Articles of Incorporation (Proposal 1).

Reasons for and Effect of Proposal

Our primary business strategy is to complete the construction of our pilot plant in Oklahoma and to commercialize the Company’s proprietary process for the treatment of coal to the global market.  Our liquid resources currently available to fund our business strategy are likely insufficient to fund our near term business strategy.  As a result, the Company must raise additional capital to continue its operations, as its current cash reserves are not sufficient to complete the pilot plant or commercialize our product.  As of November 6, 2014, the number of authorized shares of common stock available for issuance, less shares reserved for future issuance, was 259,001 shares of common stock.  Accordingly, the Board has determined that the Company must raise additional capital in the near future, and that the number of unreserved shares of common stock available for issuance will not be sufficient to raise the necessary capital to execute on the Company’s business strategy and, at the same time, satisfy its obligations to issue shares common stock upon conversion of the Company’s outstanding convertible notes. Even if the Proposed Amendment is approved by stockholders, there is no assurance that the Company will be successful in raising additional funds.

The Board believes that the Proposed Amendment will be beneficial to the Company and its stockholders. Approval of the Proposed Amendment would enable the Company to raise additional capital in meaningful amounts both now and in the future, as well as provide the necessary flexibility for the Company’s future contingencies and needs, which may include possible future financings, stock splits, business acquisitions, business combinations, stock distributions or equity incentives for employees, officers or directors.  If additional authorized shares are available, transactions dependent upon the issuance of additional shares are less likely to be delayed by the need to obtain stockholder authorization to provide the shares necessary to consummate such transactions.

The additional shares of common stock that will result from the increase in authorized shares if the Proposed Amendment is approved will be available for issuance at the direction of the Board from time to time for proper corporate purposes, including raising additional capital. This could result in the Company issuing more shares of common stock without further stockholder approval or prior notice to stockholders, unless stockholder approval were specifically required by applicable law or the rules of any stock exchange or quotation system on which our securities may then be listed. In addition, existing holders of shares of common stock do not have and will not have preemptive rights under the Articles of Incorporation or otherwise to purchase any of such shares that may be issued by us. It is possible that shares of common stock may be issued at a time and under circumstances that may dilute the voting power of existing stockholders, decrease earnings per share and decrease the book value per share of shares presently held. In such an event, the equity interests of current stockholders may be significantly diluted.  The sale or resale of additional shares of our common stock also could cause the market price of our common stock to decline.

The Proposed Amendment does not change the terms of our common stock. The additional shares of common stock to be authorized by the proposed amendment will have the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The Proposed Amendment also will not affect the rights of the holders of our currently outstanding common stock, except for incidental effects that would only occur as a result of future issuances of shares of common stock that would increase the number of shares of common stock outstanding, such as dilution of the earnings per share and dilution of voting rights of current holders of common stock.

Although the Company does plan to raise additional capital, as of the date on which this Proxy Statement is being mailed, there are no definite proposals in place with respect to any capital raising transaction involving the issuance of our common stock. The Board believes that if an increase in the authorized number of shares of common stock were to be postponed or if the Proposed Amendment is not approved by stockholders, then our ability to raise capital, execute on our business plan or continue operations will not be possible.

Stockholders should be aware that the availability of authorized but unissued shares of common stock could, under certain circumstances, have an anti-takeover effect. Although the Board has no present intention of doing so, the issuance of new shares of common stock could be used to dilute certain rights of a person seeking to obtain control of the Company or to change the Company’s management should the Board consider the action of such person not to be in the best interests of the Company and its stockholders. The Company is not aware of any pending or proposed effort to obtain control or change management of the Company.

Implementation and Text of the Amendment

The Board has unanimously adopted a resolution setting forth the Proposed Amendment to the Article III of the Articles of Incorporation that would increase the number of authorized shares of Common Stock from 45,000,000 to 150,000,000.  If the Proposed Amendment is approved by the stockholders at the Special Meeting, then the Proposed Amendment will become effective upon the filing of a certificate of amendment to the Articles of Incorporation or amended and restated articles of incorporation with the Secretary of State of Nevada, which we anticipate doing as soon as practicable following receipt of stockholder approval. Such Proposed Amendment, if approved by stockholders, will replace the first sentence of Article III of our Articles of Incorporation in its entirety with the following paragraph, or a substantial equivalent thereof:

“Article III: The Corporation shall have the authority to issue a total of 150,000,000 shares of common stock having a par value of $0.00001 per share.”

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock present or represented by the proxy and entitled to vote on Proposal 1 is required to approve the Proposed Amendment.  Therefore, the failure to vote, either by proxy or in person, will have the same effect as a vote against the approval of the Proposal. Abstentions also will have the same effect as a vote against the approval of the Proposal.  This Proposal to amend our Articles of Incorporation is considered a “non-routine” item upon which brokerage firms may not vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.  Therefore, broker “non-votes” will have the same effect as a vote against the approval of the Proposal. Unless instructions to the contrary are specified in a properly executed and returned proxy, the proxy holders will vote the proxies received by them FOR this Proposal.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 45,000,000 SHARES TO 150,000,000 SHARES.

PROPOSAL NO. 2
ADJOURNMENT OF THE SPECIAL MEETING

The Adjournment Proposal

If at the Special Meeting of stockholders the number of shares of common stock represented and voting in favor of Proposal 1 is insufficient to adopt that proposal under Nevada law, then we intend to present this proposal to stockholders to adjourn the Special Meeting to a later date or dates in order to enable the Board to solicit additional proxies in respect of Proposal 1 (“Adjournment Proposal”).  In that event, we are seeking approval of stockholders to vote only upon the Adjournment Proposal, and not Proposal 1.

If approved, the Adjournment Proposal will authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the Special Meeting and any later adjournments, to another time and place for the purpose of soliciting additional proxies. If our stockholders approve this Adjournment Proposal, we could adjourn the Special Meeting or any adjourned session of the Special Meeting, as the case may be, to use the additional time to solicit additional proxies in favor of Proposal 1, including the solicitation of proxies from our stockholders who have previously voted on  Proposal 1 (whether for, against or abstained). Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against Proposal 1 has been received, we could adjourn the Special Meeting or adjourned session of the Special Meeting, as the case may be, without a vote on Proposal 1 and seek to convince the holders of those shares to change their votes to votes in favor of Proposal 1.

In accordance with Nevada law, the Board is not required to fix a new record date to determine the stockholders entitled to vote at the adjourned meeting. If the Board does not fix a new record date, it is not necessary to give any notice of the time and place of the adjourned meeting other than an announcement at the meeting at which the adjournment is taken unless the adjournment is for more than 60 days. If a new record date is fixed, notice of the adjourned meeting shall be given as in the case of an original meeting.

Vote Required

The votes cast in favor of the Adjournment Proposal must exceed the votes cast against such proposal in order to approve the Adjournment Proposal.  Abstentions and broker non-votes will not be counted as votes cast and, therefore, will not affect this Adjournment Proposal. Further, the failure to vote, either by proxy or in person, will not have an effect on this Adjournment Proposal. Unless instructions to the contrary are specified in a proxy properly voted and returned through available channels and except as provided in the next sentence, the proxies will be voted FOR this Adjournment Proposal. No proxy that is specifically marked AGAINST Proposal 1will be voted in favor of the Adjournment Proposal, unless it is specifically marked FOR the Adjournment Proposal.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

STOCKHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

In order to be considered for inclusion in the proxy statement for the Company’s 2015 Annual Meeting of Stockholders, stockholder proposals, including director nominations, were required to be submitted in writing to the Company no later than the close of business on January 31, 2015.  Any such proposal must satisfy all of the requirements of and be in accordance with the provision of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. The Company suggests that any such proposals for the 2015 Annual Meetings of Stockholders be submitted by certified mail, return receipt requested.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

In accordance with notices that we sent to certain stockholders, we are sending only one copy of this proxy statement to stockholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

If you received a householded mailing and you would like to have additional copies of this proxy statement mailed to you, or you would like to opt out of this practice for future mailings, please submit your request to the Company by mail to 295 Madison Avenue, 12th Floor, New York, NY 10017 or phone by calling (646)-727-4847. We will promptly send additional copies of the proxy statement upon receipt of such request.  You may also contact us if you received multiple copies of proxy materials and would prefer to receive a single copy in the future.

Householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing our common stock at two different brokerage firms, your household will receive two copies of our Special Meeting materials—one from each brokerage firm.

DISSENTERS’ OR APPRAISAL RIGHTS

Under Nevada law, our stockholders do not have any dissenters’ or appraisal rights with respect to the approval of the Proposed Amendment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of the Record Date, post reverse, with respect to each person known by the Company to own beneficially more than 5% of the approximately 40,390,999 shares of our issued and outstanding common stock, as well as the beneficial ownership of each director and officer and all directors and officers as a group.  We are not aware of any present arrangements that could result in a change of control of the Company.  Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. Except as otherwise indicated, addresses are c/o Clean Coal Technologies, Inc., 295 Madison Avenue, 12th Floor, New York, NY 10017.

Officers and Directors	Amount and Nature of Beneficial Ownership (1)	Percent of Class

Robin Eves, President, CEO, Director	964,287	2.4%
Aiden Neary, CFO	--	--
Ignacio Ponce de Leon, COO, Director	2,842,847	7.0%
Edward Jennings, Director	82,793	*
Scott Younger, Director	42,858	*
All directors and officers as a group (5 persons)	3,932,785	9.5%

* Represents less than 1% of the issued and outstanding shares of the Company’s common stock as of the Record Date.

(1) The Company has no documentation that would indicate that any of the shares listed above are pledged as security.

OTHER MATTERS

As of the date of this Proxy Statement, we do not know of any business that will be considered at the Special Meeting other than referred to in the Notice and this Proxy Statement.  If, however, other matters are brought before the special meeting, the persons named as proxies will vote in accordance with their judgment on such other matters unless otherwise indicated on the proxy.

CLEAN COAL TECHNOLOGIES, INC.
BY ORDER OF THE BOARD OF DIRECTORS

/s/ Robin Eves

Robin Eves, President and Chief Executive Officer
New York, New York
December 24, 2014

Your vote is important.  Whether or not you expect to attend the Special Meeting, we urge you to vote your proxy at your earliest convenience via the Internet, by telephone or mail by using the enclosed postage-paid reply envelope.

CLEAN COAL TECHNOLOGIES, INC.
ATTN: Aiden Neary
295 Madison Avenue (12th Floor)
New York, NY 10017

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

The Board of Directors recommends you vote FOR proposals 1 and 2.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] | Date

JOB #

Signature (Joint Owners) | Date

SHARES
CUSIP #
SEQUENCE #

0000223401_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com .

CLEAN COAL TECHNOLOGIES, INC.
Special Meeting of Stockholders
January 5, 2015 10:00 A.M.
This proxy is solicited by the Board of Directors

The undersigned(s) hereby appoint(s) Robin Eves and Ignacio Ponce de Leon as proxies and each of them with power to act without the other and with power of substitution, and hereby authorizes them to represent and to vote, as designated, all of the shares of common stock of Clean Coal Technologies, Inc. (the "Company") that the undersigned(s) is/are entitled to vote at the Special Meeting of Stockholders of the Company (the "Special Meeting") to be held at 295 Madison Avenue, 12th Floor, New York, NY 10017, on Monday, January 5, 2015 at 10:00 a.m. Eastern Time, or any adjournment(s) or postponement(s) thereof.

This proxy, when properly executed, will be voted in the manner directed herein. However, and unless otherwise directed, if no instructions are specified in a properly executed proxy, then such proxy will be voted "FOR" Proposals 1 and 2.

Continued and to be signed on reverse side

0000223401_2 R1.0.0.51160